UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): May 14, 2007

                          PetMed Express, Inc.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)

             Florida               000-28827      65-0680967
  ---------------------------     ----------     --------------
 (State or other jurisdiction    (Commission    (I.R.S. Employer
       of incorporation          File Number)   Identification No.)


    1441 S.W. 29th Avenue,  Pompano Beach, FL      33069
   ------------------------------------------      --------
    (Address of principal executive offices)      (Zip Code)


                          (954) 979-5995
       --------------------------------------------------
       (Registrant's telephone number, including area code)


                        Not Applicable
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01   Other Events.

  On May 14, 2007, PetMed Express, Inc. issued a press release announcing its March 31, 2007 year end financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

            (d) Exhibits.

            99.1 - Press release dated May 14, 2007.


                          EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press release dated May 14, 2007

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007

                            PETMED EXPRESS, INC.

                            By:/s/ Bruce S. Rosenbloom
                               ---------------------------
                            Name:  Bruce S. Rosenbloom
                            Title: Chief Financial Officer



                                  2

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


                                                     Exhibit 99.1

PETMED  EXPRESS  D/B/A 1-800-PETMEDS ANNOUNCES FINANCIAL RESULTS
FOR FISCAL 2007 - FOURTH QUARTER SALES INCREASE 24%

Pompano Beach, Florida, May 14, 2007 - PetMed Express, Inc. (NASDAQ: PETS) today announced its financial results for the fiscal year ended March 31, 2007. Net sales for the year ended March 31, 2007 were $162.2 million, compared to $137.6 million for the year ended March 31, 2006, an increase of 18%. Net income was $14.4 million, or $0.60 diluted per share, for the year ended March 31, 2007, compared to net income of $12.1 million, or $0.50 diluted per share, for the year ended March 31, 2006, an increase to net income of 20%. For the year ended March 31, 2007 the Company incurred $893,000 of stock option compensation expense due to the adoption of "Financial Accounting Standard 123R" on April 1, 2006. The Company acquired approximately 681,000 new customers during the fiscal year compared to 624,000 during the prior year. Approximately 62% of all orders were placed on our website during the fiscal year.

For  the  quarter  ended March 31, 2007,  net  sales  were  $36.4 million, compared to $29.4 million for the quarter ended March 31, 2006, an increase of 24%. Net income for the quarter ended March 31, 2007 was $3.6 million, or $0.15 diluted per share, compared to net income of $3.1 million, or $0.13 diluted per share, for the same quarter the prior year, an increase to net income of 15%. The Company acquired approximately 132,000 new customers during the fourth fiscal quarter compared to 94,000 new customers for the same quarter in the prior year.

Mendo Akdag, CEO and President, commented: "We are pleased to report that our retail reorder sales increased 25%, from $88.4 million to $110.5 million, for the years ended March 31, 2006 and 2007, respectively. We are also pleased to report that new order sales increased 40%, from $7.1 million to $9.9 million, for the quarters ended March 31, 2006 and 2007, respectively. Our new advertising campaign featuring America's Sweetheart Betty White, which started in January 2007, was instrumental in decreasing the advertising cost to acquire a new customer by 17%, from $41 to $34 for the quarters ended March 31, 2006 and 2007, respectively. Additionally, net cash provided by operating activities increased by $6.3 million, from $10.3 million for the year ended March 31, 2006 to $16.6 million for the year ended March 31, 2007, an increase of 61%. Our focus in fiscal 2008 will be on capturing additional market share, and improving reorders and our customer service levels."

This morning at 8:30 A.M. Eastern Time, Mr. Akdag will host a conference call to review the year-end financial results. To access the call which is open to the public, dial (888) 455-
1758 (toll free) or (312) 470-7365. Callers will be required to supply PETMEDS as the passcode. For those unable to participate in the live event, the call will be available for replay from 10 A.M. on May 14, 2007 until May 28, 2007 at 11:59 P.M. To access the replay, call (866) 507-3617 (toll free) or
(203) 369-1891, and enter passcode 5500.

Founded in 1996, PetMed Express is America's Largest Pet Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats and horses at competitive prices direct to the consumer through its 1800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
            -------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the
Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2006. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For  investment relations contact PetMed Express, Inc., Bruce  S.
Rosenbloom, CFO, 954-979-5995.

                               ###
                     Exhibit 99.1 Page 1 of 4

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



              PETMED EXPRESS, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS

                                                                March 31,
                                                           2007          2006
                                                      ------------   ------------
                         ASSETS
                         ------

Current assets:
   Cash and cash equivalents                          $    316,470   $    366,907
   Temporary investments                                39,125,000     22,850,000
   Accounts receivable, less allowance for doubtful
      accounts of $28,000 and $23,000, respectively      1,369,521      1,155,781
   Inventories - finished goods                         16,086,207     14,997,675
   Prepaid expenses and other current assets             1,071,171        583,038
          Total current assets                          57,968,369     39,953,401
   Property and equipment, net                           1,990,578      1,497,589
   Deferred income taxes                                   894,540        794,002
   Intangible asset                                        365,000        365,000
   Other assets                                                  -         14,167
                                                      ------------   ------------

Total assets                                          $ 61,218,487   $ 42,624,159
                                                      ============   ============
           LIABILITIES AND SHAREHOLDERS' EQUITY
           ------------------------------------

Current liabilities:
   Accounts payable                                   $  5,859,756   $  3,052,953
   Income taxes payable                                    229,321        958,318
   Accrued expenses and other current liabilities        1,265,837        973,359
                                                      ------------   ------------

Total liabilities                                        7,354,914      4,984,630
                                                      ------------   ------------
Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.001 par value, 5,000,000
     shares authorized;  2,500 convertible shares
     issued and outstanding with a liquidation
     preference of $4 per share                              8,898          8,898
   Common stock, $.001 par value, 40,000,000 shares
     authorized; 24,309,417 and 23,967,390 shares
     issued and outstanding, respectively                   24,309         23,967
   Additional paid-in capital                           15,213,254     13,433,054
   Retained earnings                                    38,617,112     24,173,610
                                                      ------------   ------------

          Total shareholders' equity                    53,863,573     37,639,529
                                                      ------------   ------------

Total liabilities and shareholders' equity            $ 61,218,487   $ 42,624,159
                                                      ============   ============



                     Exhibit 99.1 Page 2 of 4

            PETMED EXPRESS, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF INCOME

                                                Year Ended March 31,          Quarter Ended March 31,
                                                  2007           2006           2007           2006
                                            -------------  -------------  -------------  -------------
                                                                                   (UNAUDITED)
Sales                                       $ 162,246,407  $ 137,583,155  $  36,408,023  $  29,408,628
Cost of sales                                  97,680,238     83,244,366     21,677,697     17,055,657
                                            -------------  -------------  -------------  -------------

Gross profit                                   64,566,169     54,338,789     14,730,326     12,352,971
                                            -------------  -------------  -------------  -------------
Operating expenses:
   General and administrative                  17,292,675     14,078,343      4,500,498      3,356,192
   Advertising                                 25,243,029     21,570,667      4,472,329      3,854,433
   Depreciation and amortization                  530,440        544,535        134,933        149,607
                                            -------------  -------------  -------------  -------------
Total operating expenses                       43,066,144     36,193,545      9,107,760      7,360,232
                                            -------------  -------------  -------------  -------------

Income from operations                         21,500,025     18,145,244      5,622,566      4,992,739
                                            -------------  -------------  -------------  -------------
Other income (expense):
   Interest income, net                         1,266,150        676,083        349,025        208,341
   Other, net                                     435,824        215,586        103,695         44,331
   Loss on disposal of property and equipment      (1,250)        (1,719)             -         (1,719)
                                            -------------  -------------  -------------  -------------
Total other income (expense)                    1,700,724        889,950        452,720        250,953
                                            -------------  -------------  -------------  -------------

Income before provision for income taxes       23,200,749     19,035,194      6,075,286      5,243,692

Provision for income taxes                      8,757,247      6,971,680      2,451,247      2,104,682
                                            -------------  -------------  -------------  -------------

Net income                                  $  14,443,502  $  12,063,514  $   3,624,039  $   3,139,010
                                            =============  =============  =============  =============

Net income per common share:
   Basic                                    $        0.60  $        0.51  $        0.15  $        0.13
                                            =============  =============  =============  =============
   Diluted                                  $        0.60  $        0.50  $        0.15  $        0.13
                                            =============  =============  =============  =============

Weighted average number of common shares outstanding:
   Basic                                       24,109,035     23,658,722     24,151,983     23,923,062
                                            =============  =============  =============  =============
   Diluted                                     24,270,879     24,211,955     24,329,822     24,432,319
                                            =============  =============  =============  =============



                     Exhibit 99.1 Page 3 of 4

             PETMED EXPRESS, INC. AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     Year Ended
                                                                      March 31,
                                                                2007           2006
                                                           -------------  -------------
 Cash flows from operating activities:
    Net income                                             $  14,443,502  $  12,063,514
    Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                              530,440        544,535
      Share based compensation                                 1,095,740              -
      Tax benefit related to stock options exercised                   -        342,920
      Deferred income taxes                                     (100,538)      (211,156)
      Loss on disposal of property and equipment                   1,250          1,719
      Bad debt expense (recovery)                                 29,554         (1,709)
      (Increase) decrease in operating assets
        and increase (decrease) in liabilities:
         Accounts receivable                                    (243,294)       642,684
         Inventories - finished goods                         (1,088,532)    (3,817,342)
         Prepaid expenses and other current assets              (488,133)      (369,886)
         Other assets                                             14,167              -
         Accounts payable                                      2,806,803        327,963
         Income taxes payable                                   (728,997)       356,783
         Accrued expenses and other current
         liabilities                                             292,478        397,465
                                                           -------------  -------------
      Net cash provided by operating activities               16,564,440     10,277,490
                                                           -------------  -------------
 Cash flows from investing activities:
    Net change in temporary investments                      (16,275,000)   (11,050,000)
    Purchases of property and equipment                       (1,025,079)      (758,176)
    Net proceeds from the sale of property and equipment             400            600
                                                           -------------  -------------
 Net cash used in investing activities                       (17,299,679)   (11,807,576)
                                                           -------------  -------------
 Cash flows from financing activities:
    Proceeds from the exercise of stock options and
       warrants and other transactions                           442,084      1,016,031
    Tax benefit related to stock options exercised               242,718              -
                                                           -------------  -------------
 Net cash provided by financing activities                       684,802      1,016,031
                                                           -------------  -------------

 Net increase in cash and cash equivalents                       (50,437)      (514,055)
 Cash and cash equivalents, at beginning of the year             366,907        880,962
                                                           -------------  -------------

 Cash and cash equivalents, at end of the year             $     316,470  $     366,907
                                                           =============  =============
 Supplemental disclosure of cash flow information:

    Cash paid for income taxes                             $   9,344,063  $   6,483,132
                                                           =============  =============


                     Exhibit 99.1 Page 4 of 4